                              [GENICOM LETTERHEAD]

April 17, 2000

PRIVATE AND CONFIDENTIAL
VIA OVERNIGHT MAIL

Daniel Austin, Esquire
Office of the U.S. Trustee
601 Walnut Road
Room 950W
Philadelphia, Pennsylvania  19106

RE: GENICOM CORPORATION DEBTOR-IN-POSSESSION (CASE NUMBER 00-1383) MARCH MONTHLY OPERATING REPORTS

Dear Daniel:

Accompanying this correspondence, please find GENICOM Corporation Debtor-in-Possession's (hereafter "GENICOM DIP") monthly operating report for March, 2000.

Please contact me with any questions you may have. I can be reached at 703-802-9259.

Very truly yours,

/s/ A. JEFFREY ZAPPONE
A. Jeffrey Zappone
Chief Financial Officer
GENICOM CORPORATION

Enclosure

cc:  Shaun Donnellan, GENICOM Corporation
     Frank DiCello, Esquire, Reed Smith Shaw & McClay
     Ann Schmitt, Esquire, Reed Smith Shaw & McClay

DEBTOR:      GENICOM CORPORATION                         ACCRUAL BASIS - 1

CASE NUMBER: 00-1383

                OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING APRIL 2, 2000

===============================================================================

                                        Document       Previously     Explanation
Required Attachments:                   Attached       Submitted       Attached

1. Tax Receipts                            (x)             ( )            ( )

                                                                               Statements
                                                                               not yet available
2. Bank Statements                         ( )             ( )            (x)



3. Most recently filed                     (x)             ( )            ( )
   Income Tax Return


4. Most recent Annual Financial            (x)             ( )            ( )
   Statements prepared by Accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ A. JEFFREY ZAPPONE                             Chief Financial Officer
-----------------------------------               -----------------------------
Signature of Responsible Party                    Title

A. Jeffrey Zappone                                  April 18, 2000
-----------------------------------               -----------------------------
Printed Name of Responsible Party                 Date


PREPARER:

/s/ HAROLD W. JOHNSON                              Sr. Financial Analyst
-----------------------------------               -----------------------------
Signature of Preparer                             Title

Harold W. Johnson                                  April 18, 2000
-----------------------------------               -----------------------------
Printed Name of Preparer                          Date


ALL CHAPTER 11 DEBTORS MUST FILE THIS REPORT WITH THE COURT AND SERVE A COPY ON THE UNITED STATES TRUSTEE NO LATER THAN THE 15TH DAY OF THE MONTH FOLLOWING THE
                    END OF THE MONTH COVERED BY THE REPORT.

DEBTOR:      GENICOM CORPORATION                         ACCRUAL BASIS - 2

CASE NUMBER: 00-1383

-------------------------------------------------------------------------------------
ASSETS                                                  MARCH-00
-------------------------------------------------------------------------------------
1.     Cash                                            1,810,829
-------------------------------------------------------------------------------------
2.     Accounts Receivable (Net)                      25,517,257
-------------------------------------------------------------------------------------
3.     Inventory                                      19,635,711
-------------------------------------------------------------------------------------
4.     Notes/Other Receivables                         1,687,937
-------------------------------------------------------------------------------------
5.     Prepaid Expenses                                2,590,943
-------------------------------------------------------------------------------------
6.     Other (Deferred Tax)                              102,185
-------------------------------------------------------------------------------------
7.     Total Current Assets                           51,344,862
-------------------------------------------------------------------------------------
8.     Property, Plant & Equipment                    64,971,218
-------------------------------------------------------------------------------------
9.     Less: Accum. Depr/Depletion                    48,421,459
-------------------------------------------------------------------------------------
10.    Net Property, Plant & Equip.                   16,549,759
-------------------------------------------------------------------------------------
11a.   Due from Affiliates & Insiders                 58,360,380
-------------------------------------------------------------------------------------
11b.   Investment in Affiliates                      (23,639,782)
-------------------------------------------------------------------------------------
12.    Intangibles                                     2,328,464
-------------------------------------------------------------------------------------
13.    Other (Deferred Taxes)                         10,673,852
-------------------------------------------------------------------------------------
14.    Total Assets                                  115,617,535
-------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------
15.    Accounts Payable                               (2,166,766)   a
-------------------------------------------------------------------------------------
16.    Taxes Payable                                     236,481    c
-------------------------------------------------------------------------------------
17.    Notes Payable                                           0
-------------------------------------------------------------------------------------
18.    Professional Fees                                 (85,427)   d
-------------------------------------------------------------------------------------
19.    Secured Debt                                    6,923,352    b
-------------------------------------------------------------------------------------
20.    Due to Affiliates & Insiders                            0
-------------------------------------------------------------------------------------
21.    Other (Attach List)                             2,798,623
-------------------------------------------------------------------------------------
22.    Total Postpetition Liabilities                  7,706,263
-------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-------------------------------------------------------------------------------------
23.    Secured Debt                                  100,066,431    e
-------------------------------------------------------------------------------------
24.    Priority Debt                                           0
-------------------------------------------------------------------------------------
25.    Unsecured Debt                                          0
-------------------------------------------------------------------------------------
26.    Other (Attach List)                            87,804,575
-------------------------------------------------------------------------------------
27.    Total Prepetition Liabilities                 187,871,006
-------------------------------------------------------------------------------------
28.    Total Liabilities                             195,577,269
-------------------------------------------------------------------------------------
EQUITY
-------------------------------------------------------------------------------------
29.    Owner's Prepetition Equity                    (75,220,952)
-------------------------------------------------------------------------------------
30.    Postpetition Cumulative Profit or (Loss)       (4,738,782)
-------------------------------------------------------------------------------------
31.    Total Equity (Deficit)                        (79,959,734)
-------------------------------------------------------------------------------------
32.    Total Liabilities & Owner's Equity            115,617,535
-------------------------------------------------------------------------------------

DEBTOR:      GENICOM CORPORATION                          ACCRUAL BASIS - 2a

CASE NUMBER: 00-1383

--------------------------------------------------------------------------------------------------------------------------------
                                                                             PREPETITION         POST PETITION         TOTAL
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES


CURRENT DEBT
201101 CURRENT DEBT - NATIONS TERM A
201103 CURRENT DEBT - NATIONS TERM B
201199 CURRENT DEBT - OTHER
TOTAL                                                                        (5,000,000) [e]      (6,923,352)  [b]    (11,923,352)


ACCOUNTS PAYABLE
210001 ACCOUNTS PAYABLE - TRADE
210003 ACCOUNTS PAYABLE - CLEARING
210004 ACCOUNTS PAYABLE - UNINVOICED RECEIPTS - CO
210005 ACCOUNTS PAYABLE - UNINVOICED RECEIPTS - I
210007 ACCOUNTS PAYABLE - UNINVOICED RECEIPTS - EX
210008 ACCOUNTS PAYABLE - UNINVOICED RECEIPTS - SU
210009 ACCOUNTS PAYABLE - TRADE ACCRUAL
210011 ACCOUNTS PAYABLE - ACCRUAL TI
210013 ACCOUNTS PAYABLE - MCS
210015 ACCOUNTS PAYABLE - DIGITAL
210099 ACCOUNTS PAYABLE - OTHER
TOTAL                                                                       (41,991,290)            2,166,766  [a]    (39,824,524)


WARRANTY RESERVE
211003 WARRANTY RESERVE - DSC
211011 WARRANTY RESERVE - DATA TERMINAL LABOR
211013 WARRANTY RESERVE - DATA TERMINAL MATERIAL
TOTAL                                                                          (824,650)             (126,306)           (950,957)


OTHER LIABILITIES
212001 OTHER LIABILITIES - MDF/COOP                                            (831,973)              (38,970)           (870,943)
212007 OTHER LIABILITIES - SALES & USE TAX                                      (83,044)              (42,336) [c]       (125,380)
212015 OTHER LIABILITIES - REAL ESTATE TAX                                       (7,814)                    0              (7,814)
212017 OTHER LIABILITIES - PERSONAL PROPERTY TAX                               (183,493)                    0            (183,493)
212019 OTHER LIABILITIES - FRANCHISE / CAPITAL TA                                (5,170)                    0              (5,170)
212021 OTHER LIABILITIES - OTHER TAX                                           (116,239)               (3,000) [c]       (119,239)
212023 OTHER LIABILITIES - ROYALTY                                              (32,134)               92,101              59,967
212025 OTHER LIABILITIES - PROFESSIONAL FEES                                   (233,001)               85,427  [d]       (147,574)
212029 OTHER LIABILITIES - UTILITIES                                           (358,000)                    0            (358,000)
212031 OTHER LIABILITIES - PRESIDENT'S CLUB                                    (457,994)              (22,500)           (480,494)
212033 OTHER LIABILITIES - EMPLOYEE RELOCATION                                  (75,892)                    0             (75,892)
212035 OTHER LIABILITIES - ENVIRONMENTAL                                       (725,204)               (1,139)           (726,343)
212037 OTHER LIABILITIES - BANK SERVICE CHARGES                                 (38,164)              (87,547)           (125,711)
212039 OTHER LIABILITIES - TRAVEL                                              (208,349)                    0            (208,349)
212041 OTHER LIABILITIES - CAPITAL LEASES                                      (340,011)                                 (340,011)
212043 OTHER LIABILITIES - RESTRUCTURE                                         (337,637)               26,363            (311,274)
212045 OTHER LIABILITIES - REBATES                                               24,667                (8,156)             16,511
212047 OTHER LIABILITIES - INTEREST - NATIONS TER                            (2,396,000)             (380,000)         (2,776,000)
212049 OTHER LIABILITIES - INTEREST - NATIONS TER                              (611,000)              (97,000)           (708,000)
212051 OTHER LIABILITIES - INTEREST - REVOLVER                               (3,761,000)             (555,313)         (4,316,313)
212063 OTHER LIABILITIES - RENT                                                (373,000)                    0            (373,000)
212101 OTHER LIABILITIES - TRAVEL AIRLINE                                       194,365               (20,782)            173,583
212105 OTHER LIABILITIES - TRAVEL OTHER                                               0                (5,109)             (5,109)
212999 OTHER LIABILITIES - OTHER                                             (3,010,036)              (83,798)         (3,093,834)
TOTAL                                                                       (13,966,123)           (1,141,759)        (15,107,883)


PAYROLL LIABILITIES
  WAGES & SALARIES
  213101 PAYROLL LIABILITIES - WAGES/SALARIES                                       -                (515,296)           (515,296)
  213103 PAYROLL LIABILITIES - VACATION ACCRUAL                                 (19,515)               (3,405)            (22,920)
  213105 PAYROLL LIABILITIES - INCENTIVE COMPENSATION                          (150,000)              (75,000)           (225,000)
  213107 PAYROLL LIABILITIES - SEVERANCE                                         10,100                   -                10,100
  213109 PAYROLL LIABILITIES - SALESMEN COMMISSION A                           (222,000)                  -              (222,000)
  TOTAL                                                                        (381,415)             (593,701)           (975,116)
  EMPLOYER LIABILITIES
  213201 ACCRUED BENEFITS - 401K                                               (751,241)             (370,544)         (1,121,785)
  213203 ACCRUED BENEFITS - PENSION                                             (33,000)                    0             (33,000)
  213204 ACCRUED BENEFITS - FASB 112                                           (111,395)                    0            (111,395)
  213205 ACCRUED BENEFITS - SOCIAL SECURITY                                     (35,465)              (20,401)            (55,866)
  213207 ACCRUED BENEFITS - FEDERAL UNEMPLOYMENT                                 (2,588)               (4,927)             (7,515)
  213209 ACCRUED BENEFITS - STATE UNEMPLOYMENT TAX                              (20,051)               14,269              (5,782)
  213211 ACCRUED BENEFITS - FAS 106 MEDICAL                                  (2,931,139)              (21,600)         (2,952,739)
  213213 ACCRUED BENEFITS - FAS 106 LIFE                                       (551,066)              (66,975)           (618,041)
  213217 ACCRUED BENEFITS - WORKERS COMPENSATION                                (21,000)                    0             (21,000)
  213219 ACCRUED BENEFITS - SUBSEQUENT YEAR VACATION                         (1,747,270)                    0          (1,747,270)
  213221 ACCRUED BENEFITS - LIFE/DISABILITY                                           0                     0                   0
  213223 ACCRUED BENEFITS - MEDICAL / DENTAL                                 (1,188,026)              (36,974)         (1,225,000)
  213225 ACCRUED BENEFITS - BENEFITS CONSULTING                                 (17,856)              (12,144)            (30,000)
  213299 ACCRUED BENEFITS - ALLOCATED PAYROLL BENEFITS                         (826,457)              (85,935)           (912,392)

DEBTOR:      GENICOM CORPORATION
                                                            ACCRUAL BASIS-2a

CASE NUMBER: 00-1383

----------------------------------------------------------------------------------------------------------------------------------
                                                                    PREPETITION                 POST PETITION         TOTAL

   TOTAL                                                             (8,236,554)                    (605,231)         (8,841,785)
   EMPLOYEE PAYROLL WITHHOLDINGS
   213303 PAYROLL WITHHOLDINGS-401K                                    (161,478)                      11,802            (149,676)
   213305 PAYROLL WITHHOLDINGS-SAVINGS PLAN                                (801)                          (2)               (803)
   213307 PAYROLL WITHHOLDINGS-MEDICAL/DENTAL INSU                        5,770                       13,414              19,184
   213309 PAYROLL WITHHOLDINGS-PRE-TAX BENEFITS                               1                            0                   1
   213311 PAYROLL WITHHOLDINGS-LIFE/DISABILITY I                              0                            0                   0
   213313 PAYROLL WITHHOLDINGS-MISCELLANEOUS DUES                          (186)                           0                (186)
   213315 PAYROLL WITHHOLDINGS-COURT ORDERED WITH                        (5,366)                         842              (4,524)
   213317 PAYROLL WITHHOLDINGS-STOCK PLAN                               (15,912)                      (5,439)            (21,351)
   213319 PAYROLL WITHHOLDINGS-BONDS                                       (551)                         (65)               (616)
   TOTAL                                                               (178,523)                      20,552            (157,971)
   EMPLOYEE TAX WITHHOLDINGS
   213401 PAYROLL TAX W/H-SOCIAL SECURITY                                     0                      (55,868)            (55,868)
   213403 PAYROLL TAX W/H-FEDERAL                                             0                     (106,632)           (106,632)
   213405 PAYROLL TAX W/H-STATE                                               0                      (26,387)            (26,387)
   213407 PAYROLL TAX W/H-LOCAL                                               0                       (1,921)             (1,921)
   213409 PAYROLL TAX W/H-DISABILITY                                          0                         (337)               (337)
   TOTAL                                                                      0                     (191,145) [c]       (191,145)
TOTAL PAYROLL LIABILITIES                                            (8,796,492)                  (1,369,525)        (10,166,017)
DEFERRED INCOME
221011  DEFERRED INCOME-INTEGRATION SERVICES
221013  DEFERRED INCOME-LEASING SERVICES
221017  DEFERRED INCOME-NETWORK PROFESSIONAL SERV
221021  DEFERRED INCOME-REMEDIAL MAINTENANCE SERV
221023  DEFERRED INCOME-SUPPORT CENTER SERVICES
221031  DEFERRED INCOME-DEPOT REPAIR SERVICES
221999  DEFERRED INCOME-OTHER
TOTAL                                                                (7,585,004)                    (312,087)         (7,897,090)


CORPORATION TAX LIABILITY
223001 CORPORATION TAX LIABILITY-FEDERAL                             (1,592,000)                           0          (1,592,000)
223003 CORPORATION TAX LIABILITY-STATE                                  (56,962)                           0             (56,962)
223999 CORPORATION TAX LIABILITY-OTHER                               (9,217,157)                           0          (9,217,157)
TOTAL                                                               (10,866,120)                           0         (10,866,120)


TOTAL CURRENT LIABILITIES                                           (89,029,679)                  (7,706,264)        (96,735,943)

LONG TERM DEBT
270001 LONG TERM DEBT-NATIONS TERM B                                (36,500,000)                           0         (36,500,000)
270003 LONG TERM DEBT-NATIONS TERM A                                 (6,500,000)                           0          (6,500,000)
270005 LONG TERM DEBT-NATIONS REVOLVE                               (61,226,993)                           0         (61,226,993)
270999 LONG TERM DEBT-OTHER                                           9,160,562                            0           9,160,562
TOTAL                                                               (95,066,431) [e]                      0          (95,066,431)

OTHER LONG TERM LIABILITIES
280001 OTHER LONG TERM LIABILITIES-RENT                                 (53,755)                           0             (53,755)
280003 OTHER LONG TERM LIABILITIES-FAS 106 MEDIC                     (3,357,855)                           0          (3,357,855)
280005 OTHER LONG TERM LIABILITIES-FAS 106 LIFE                      (1,384,895)                           0          (1,384,895)
280007 OTHER LONG TERM LIABILITIES-PENSION ASSET                         498522                            0             496,522
280009 OTHER LONG TERM LIABILITIES-EDS CHARGES                           523087                            0             523,087
TOTAL                                                                (3,774,896)                          0           (3,774,896)

TOTAL LONG TERM LIABILITIES                                         (98,841,326)                           0         (98,841,326)


TOTAL LIABILITIES                                                  (187,871,005)                  (7,706,264)       (195,577,269)


DEBTOR:      GENICOM CORPORATION
                                                            ACCRUAL BASIS-3

CASE NUMBER: 00-1383

-----------------------------------------------------------------------------------------
ASSETS                                           MARCH-00                  APRIL-00
-----------------------------------------------------------------------------------------
1.   Gross External Revenue                     8,033,583
-----------------------------------------------------------------------------------------
2.   Less : Returns & Discounts                    41,000
-----------------------------------------------------------------------------------------
3.   Net Revenue                                7,992,583
-----------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------
4.   Beginning Inventory
-----------------------------------------------------------------------------------------
5.   Add: Purchases
-----------------------------------------------------------------------------------------
6.   Less: Ending Inventory
-----------------------------------------------------------------------------------------
7.   Cost of Goods Sold                         7,875,698
-----------------------------------------------------------------------------------------
8.   Gross Profit                                 116,885
-----------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------
9.   Officer Compensation                          88,005
-----------------------------------------------------------------------------------------
10.  Direct Labor/Salaries                      1,533,456
-----------------------------------------------------------------------------------------
11.  Payroll Taxes and Benefits                   487,362
-----------------------------------------------------------------------------------------
12.  Rent/Lease Expense                           152,431
-----------------------------------------------------------------------------------------
13.  Insurance                                     58,657
-----------------------------------------------------------------------------------------
14.  Depreciation/Decepletion/Amort               207,232
-----------------------------------------------------------------------------------------
15.  General & Administrative                     730,802
-----------------------------------------------------------------------------------------
16a. Other Engineering                            190,768
-----------------------------------------------------------------------------------------
16b. Other Marketing & Selling                    463,211
-----------------------------------------------------------------------------------------
17.  Total Operating Expenses                   3,911,924
-----------------------------------------------------------------------------------------
18.  Operating Income                          (3,795,039)
-----------------------------------------------------------------------------------------
OTHER INCOME & EXPENSE
-----------------------------------------------------------------------------------------
19.  Other Income (Attach List)                   105,397
-----------------------------------------------------------------------------------------
20.  Other Expenses (Attach List)
-----------------------------------------------------------------------------------------
21.  Interest Income/ (Expense)                (1,049,140)
-----------------------------------------------------------------------------------------
22.  Other (Attach List)
-----------------------------------------------------------------------------------------
23.  Net Other Income & Expense                  (943,743)
-----------------------------------------------------------------------------------------
REORGANIZATION EXPENSE
-----------------------------------------------------------------------------------------
24.  Professional Fees                                  0
-----------------------------------------------------------------------------------------
25.  U.S. Trustee Fees                                  0
-----------------------------------------------------------------------------------------
26.  Other (Attach List)                                0
-----------------------------------------------------------------------------------------
27.  Total Reorganization Expenses                      0
-----------------------------------------------------------------------------------------
28.  Income Tax                                         0
-----------------------------------------------------------------------------------------
29.  Net Profit (Loss)                         (4,738,782)
-----------------------------------------------------------------------------------------


DEBTOR: GENICOM CORPORATION

                                                              ACCRUAL BASIS - 4a

CASE NUMBER: 00-1383

-----------------------------------------------------------------------------------------
CASH RECEIPTS AND DISBURSEMENTS - CONCENTRATION ACCOUNT                    MAR-00
1.  Cash - Beginning of Month                                       $                 -

2.  Movement of Cash from other Accounts                            $        6,796,751.97

3.  Loans & Advances (DIP)                                          $        5,463,711.99

4.  Sale of Assets                                                  $                 -

6.  Other

7.  Total Cash In                                                   $       12,260,463.96

8.  Total Cash Available                                            $       12,260,463.96

9.  Movement of Cash to other Accounts - Misc Account               $         (449,000.00)

10. Movement of Cash to Commercial Account                          $       (1,943,672.48)

11. Disbursements by Wires (see details)                            $       (5,504,668.93)

12. Transfer to Payroll account                                     $       (3,194,653.60)

13. Hourly payroll and 401k                                         $         (213,020.99)

14. Interest/prin payments                                          $          (23,686.61)

15. Misc activity                                                   $          (37,967.46)

16. Total Cash Out                                                  $      (11,366,670.07)

17. Ending Cash Balance                                             $          893,793.89
-----------------------------------------------------------------------------------------

DEBTOR: GENICOM CORPORATION

                                                              ACCRUAL BASIS - 4b

CASE NUMBER: 00-1383

-------------------------------------------------------------------------------------
CASH RECEIPTS AND DISBURSEMENTS - COMMERCIAL ACCOUNT                    MAR-00
1.  Cash - Beginning of Month                                  $                 -

2.  Movement of Cash from Concentration Account                $        1,943,672.48

3.  Loans & Advances (DIP)                                     $                 -

4.  Sale of Assets                                             $                 -

6.  Other

7.  Total Cash In                                              $        1,943,672.48

8.  Total Cash Available                                       $        1,943,672.48

9.  Disbursements by Checks (see details)                      $       (2,450,680.00)

16. Total Cash Out                                             $       (2,450,680.00)

17. Ending Cash Balance                                        $         (507,007.52)
-------------------------------------------------------------------------------------

DEBTOR: GENICOM CORPORATION

                                                              ACCRUAL BASIS - 4c

CASE NUMBER: 00-1383

---------------------------------------------------------------------------------
CASH RECEIPTS AND DISBURSEMENTS - DOMESTIC RECEIVABLES                MAR-00
1.  Cash - Beginning of Month                                   $         557.34

2.  Accounts Receivable Collections                             $      56,248.08

3.  Loans & Advances (DIP)                                      $            -

4.  Sale of Assets                                              $            -

6.  Other

7.  Total Cash In                                               $      56,248.08

8.  Total Cash Available                                        $      56,805.42

9.  Disbursements by Checks (see details)

16. Total Cash Out                                              $            -

17. Ending Cash Balance                                         $      56,805.42
---------------------------------------------------------------------------------

DEBTOR:  GENICOM CORPORATION
                                                             ACCRUAL BASIS - 4d
CASE NUMBER: 00-1383

--------------------------------------------------------------------------------
CASH RECEIPTS AND DISBURSEMENTS - MISC ACCOUNT                     MAR-00
1.  Cash - Beginning of Month                                $        72,634.55
2.  Misc Deposits                                            $       132,553.39
3.  Movements of cash from Concentration Account             $       449,000.00
4.  Sale of Assets                                           $                -
6.  Other
7.  Total Cash In                                            $       581,553.39
8.  Total Cash Available                                     $       654,187.94
9.  Disbursements by Wires or Auto Withdrawals               $      (638,401.59)
16. Total Cash Out                                           $      (638,401.59)
17. Ending Cash Balance                                      $        15,786.35
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DEBTOR:      GENICOM CORPORATION
                                                              ACCRUAL BASIS - 5
CASE NUMBER: 00-1383

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                        MARCH-00
--------------------------------------------------------------------------------
                    0 - 30 days old                             21,218,447
                    ------------------------------------------------------------
                    31 - 60 days old                             5,262,522
                    ------------------------------------------------------------
                    61+                                          5,771,858
                    ------------------------------------------------------------

                    ------------------------------------------------------------
                    Total Accounts Receviable                   32,252,827
                    ------------------------------------------------------------
                    Amount Considered Uncollectible             (5,622,570)
                    ------------------------------------------------------------
                    Accounts Receivable (Net)                   25,517,257
                    ------------------------------------------------------------



--------------------------------------------------------------------------------
AGING OF POSTPETITION ACCOUNTS PAYABLE
--------------------------------------------------------------------------------
                      0 - 30       31 - 60       61 - 90        91+
                       DAYS         DAYS          DAYS          DAYS       TOTAL
--------------------------------------------------------------------------------
Accounts Payable   (2,166,766)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES
----------------------------------------------------------------------------------------------------------------------------
                                                 BEGINNING        AMOUNT                                ENDING
                                                    TAX         WITHHELD OR          AMOUNT               TAX     DELINQUENT
                                                 LIABILITY        ACCRUED             PAID             LIABILITY     TAXES
----------------------------------------------------------------------------------------------------------------------------
FEDERAL
----------------------------------------------------------------------------------------------------------------------------
Withholding                                           0             156,462           169,471            (13,009)          0
----------------------------------------------------------------------------------------------------------------------------
FICA - Employee                                       0              58,734            63,741             (5,007)          0
----------------------------------------------------------------------------------------------------------------------------
FICA - Employer                                       0             539,696           256,291            283,405           0
----------------------------------------------------------------------------------------------------------------------------
Unemployment                                          0              14,363             3,096             11,267           0
----------------------------------------------------------------------------------------------------------------------------
Income                                                0                   0                 0                  0           0
----------------------------------------------------------------------------------------------------------------------------
Other (Attach List)                                   0                                                                    0
----------------------------------------------------------------------------------------------------------------------------
Total Federal Taxes                                   0             769,255           492,599            276,656           0
----------------------------------------------------------------------------------------------------------------------------
STATE/LOCAL
----------------------------------------------------------------------------------------------------------------------------
Withholding                                           0              29,601            34,752             (5,151)          0
----------------------------------------------------------------------------------------------------------------------------
Sales & Use                                           0             177,046           134,710             42,336           0
----------------------------------------------------------------------------------------------------------------------------
Excise                                                0
----------------------------------------------------------------------------------------------------------------------------
Unemployment                                          0             286,251            28,278            257,973           0
----------------------------------------------------------------------------------------------------------------------------
Real Property                                         0                   0                 0                  0           0
----------------------------------------------------------------------------------------------------------------------------
Personal Property                                     0                             Included in above
----------------------------------------------------------------------------------------------------------------------------
Other (Attach List)                                   0
----------------------------------------------------------------------------------------------------------------------------
Total State & Local                                   0             492,898           197,740            295,158           0
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Total Taxes                                           0            1,262,153          690,339            571,814           0
----------------------------------------------------------------------------------------------------------------------------

DEBTOR:      GENICOM CORPORATION
                                                              ACCRUAL BASIS - 6
CASE NUMBER: 00-1383


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

------------------------------------------------
BANK RECONCILIATIONS                                                    MARCH 2000
                                                --------------------------------------------------------
                                                Account #1     Account #2   Account #3          TOTAL
--------------------------------------------------------------------------------------------------------
A. BANK
                    ----------------------------
B. ACCOUNT NUMBER
                    ----------------------------
C. PURPOSE                                                   INFORMATION CURRENTLY NOT
------------------------------------------------
1. Balance per bank statement                                AVAILABLE. BANK STATEMENTS
------------------------------------------------
2. + Total deposits not credited                            HAVE NOT YET BEEN RECEIVED.
------------------------------------------------
3. - Outstanding checks
------------------------------------------------
4. +/- Other reconciling items (Attach List)
--------------------------------------------------------------------------------------------------------
5. Month end balance per books
--------------------------------------------------------------------------------------------------------
6. Number of last check written
--------------------------------------------------------------------------------------------------------

------------------------------------------------
INVESTMENT ACCOUNTS                                                             MARCH 2000

----------------------------------------------------------------------------------------------------------------------
                                                   DATE OF             TYPE OF             PURCHASE          CURRENT
BANK ACCOUNT NAME & NUMBER                         PURCHASE           INSTRUMENT            PRICE             VALUE
----------------------------------------------------------------------------------------------------------------------
7.
------------------------------------------------
8.
------------------------------------------------
9.                                                                       NONE
------------------------------------------------
10.
------------------------------------------------
11.
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------
CASH                                                                            MARCH 2000

----------------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH
----------------------------------------------------------------------------------------------------------------------

DEBTOR:      GENICOM CORPORATION
                                                               ACCRUAL BASIS - 7
CASE NUMBER: 00-1383

--------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------
Of the total distributions shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A) - (F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commission, insurance, housing allowance, travel, car allowance, etc.) Attach additional sheets if necessary.

--------------------------------------------------------------------------------
                                    INSIDERS
--------------------------------------------------------------------------------
                                             Type of        Amount
     Name                Position            Payment         Paid
--------------------------------------------------------------------------------
See Attached
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                              PROFESSIONALS
-----------------------------------------------------------------------------------------------------
                                   Type of        Date of Court Order    Amount    Amount    Monthly
     Name                       Professional      Authorizing Payment   Approved    Paid     Accrual
-----------------------------------------------------------------------------------------------------
1. Monthly Accrual                 Legal                                                   $25,000.00
-----------------------------------------------------------------------------------------------------
2. Monthly Accrual           Auditing/Accnting                                             $25,300.00
-----------------------------------------------------------------------------------------------------
3. Monthly Accrual           Director's Fees                                               $ 3,333.00
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------
                      Scheduled Monthly       Amounts          Total Unpaid
Name of Creditor        Payments Due     Paid During Month     Postpetition
--------------------------------------------------------------------------------
1.
--------------------------------------------------------------------------------
2.
--------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------

DEBTOR:      GENICOM CORPORATION
                                                              ACCRUAL BASIS - 7a
CASE NUMBER: 00-1383

                                                       CAR            HOUSING
                    SALARY        VACATION       ALLOWANCE          ALLOWANCE
                    ------        --------       ---------          ---------
P. Winn         $23,076.93      $30,769.24         $345.00
J. Gale         $12,152.89      $16,203.86         $345.00
J. LeFevere      $9,846.16
J. McWilson     $10,230.77         $538.46         $460.00
R. Marks         $9,621.56                         $460.00
B. Wilson       $12,307.70                         $460.00            $923.08
--------------------------------------------------------------------------------
Total           $77,236.01      $47,511.56       $2,070.00            $923.08

DEBTOR:      GENICOM CORPORATION
                                                               ACCRUAL BASIS - 8
CASE NUMBER: 00-1383

------------------------------------------------------------------------------------------------------
QUESTIONNAIRE                                                                              YES    NO
------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business this
    reporting period?                                                                             X
------------------------------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a debtor in possession
    account?                                                                                      X
------------------------------------------------------------------------------------------------------
3.  Are any postpetition receivables (accounts, notes, or loans) due from related
    parties?                                                                                X
------------------------------------------------------------------------------------------------------
4.  Have any payments been made on prepetition liabilities this reporting period?           X
------------------------------------------------------------------------------------------------------
5.  Have any postpetition loans been received by the debtor from any party?                 X
------------------------------------------------------------------------------------------------------
6.  Are any postpetition payroll taxes due?                                                       X
------------------------------------------------------------------------------------------------------
7.  Are any postpetition state or federal income taxes past due?                                  X
------------------------------------------------------------------------------------------------------
8.  Are any postpetition real estate taxes past due?                                              X
------------------------------------------------------------------------------------------------------
9.  Are any other postpetition taxes past due?                                                    X
------------------------------------------------------------------------------------------------------
10. Are any amounts owed to postpetition creditors past due?                                      X
------------------------------------------------------------------------------------------------------
11. Have any prepetition taxes been paid during the reporting period?                       X
------------------------------------------------------------------------------------------------------
12. Are any wage payments past due?                                                               X
------------------------------------------------------------------------------------------------------

If the answer to any of the above questions is "YES", provide a detailed explanation of each item. Attach additional sheets if necessary

          Refer to Attached.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSURANCE                                                        YES     NO
--------------------------------------------------------------------------------
1.  Are worker's compensation, general liability and other
    necessary  insurance coverage in effect?                     X
--------------------------------------------------------------------------------
2.  Are all premium payments paid current?                       X
--------------------------------------------------------------------------------
3.  Please itemize policies below
--------------------------------------------------------------------------------
If the answer to any of the above questions is "NO", or if any policies have been canceled or not renewed during this reporting period, provide explanation below. Attach additional sheets if necessary.
--------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
                                                                  PAYMENT AMOUNT
TYPE OF POLICY           CARRIER        PERIOD COVERED             & FREQUENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DEBTOR:     GENICOM CORPORATION
                                                              ACCRUAL BASIS-8a

CASE NUMBER: 00-1383





          3. Yes, related to intercompany transactions between GENICOM U.S. and it's foreign subsidiaries as goods are shipped to GENICOM Transglobal, it's international warehouse.

          4. Pursuant to court approved motion to authorize Debtor to pay certain prepetition compensation & related benefits.

          5. Pursuant to court authorized DIP postpetition loan facility of up to $6.9M; $6.9M was borrowed and was outstanding as of 4/2/00

          11. See #4.

DEBTOR:        GENICOM CORPORATION
                                                              ACCRUAL BASIS-9

CASE NUMBER: 00-1383



-----------------------------------------------------------------------------------------------
                                    PERSONAL
-----------------------------------------------------------------------------------------------
                                                                      Full Time     Part Time
-----------------------------------------------------------------------------------------------
1. Total Number of employees at beginning of period                         871
-----------------------------------------------------------------------------------------------
2. Number of employees hired during the period                                7
-----------------------------------------------------------------------------------------------
3. Number of employees terminated or resigned during the period             125
-----------------------------------------------------------------------------------------------
4. Total number of employees on payroll at end of period                    753
-----------------------------------------------------------------------------------------------

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                               CHANGE OF ADDRESS
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If your mailing address has changed and you have not previously notified the
United States Trustees of the change, list your new address below.


Date of Change
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New Address
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